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                       SUPPLEMENT DATED FEBRUARY 4, 2005
                  TO PROSPECTUSES DATED MAY 1, 2004 or LATER

   This is a Supplement to certain prospectuses dated May 1, 2004 or later for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company (the "Insurance Companies"). We refer to these prospectuses as the "Product Prospectuses."

   The purpose of this supplement is to advise you of a future change in your variable investment options.

                             Substitution of Funds

   John Hancock Life Insurance Company proposes to substitute the shares held by John Hancock Variable Life Account UV and John Hancock Variable Life Insurance Company proposes to substitute the shares held by John Hancock Variable Life Account S and John Hancock Variable Life Account U in the funds of shares of registered investment companies ("Existing Funds") with shares of certain series (the "Replacement Funds") of John Hancock Trust ("JHT," previously known as "Manufacturers Investment Trust"). The Insurance Companies have filed an application with the United States Securities and Exchange Commission requesting an order approving the substitution and currently intend to effect the substitution on April 29, 2005, or as soon thereafter as is practicable. The proposed substitutions are as follows:

                   Existing Fund            Replacement Fund
                   -------------            ----------------
              AIM V.I. Premier Equity
                Fund                    JHT 500 Index Trust B
              Fidelity VIP Growth
                Portfolio               JHT 500 Index Trust B
              MFS Investors Growth
                Stock Series            JHT 500 Index Trust B
              Fidelity VIP Contrafund   JHT Total Stock Market
                Portfolio               Index Trust
              MFS Research Series       JHT Total Stock Market
                                        Index Trust
              Janus Aspen Global        JHT Total Stock Market
                Technology Portfolio    Index Trust
              AIM V.I. Capital
                Development Fund        JHT Mid Cap Index Trust
              MFS New Discovery Series  JHT Small Cap Index Trust
              Fidelity VIP Overseas     JHT International Equity
                Portfolio               Index Trust B
              Janus Aspen Worldwide     JHT International Equity
                Growth Portfolio        Index Trust B

   A policy owner, prior to the date of the substitution, may transfer his/her policy value out of the variable investment option funded by an Existing Fund to another available variable investment option without any limitation or charge being imposed. The Insurance Companies will not exercise any rights reserved under any policy to impose additional restrictions on transfers (other than restrictions on a "round trip" as described in the Product Prospectuses) until at least 30 days after the proposed substitutions. For at least 30 days following the proposed substitutions, a policy owner may transfer his/her policy value out of the variable investment option funded by a Replacement Fund to another available variable investment option without any limitation or charge being imposed.

   A complete list of all variable investment options that are available under your policy is set forth in the applicable Product Prospectus. You may obtain a copy of the Product Prospectus by calling 1-800-576-2227.

   The Insurance Companies will effect the substitutions by simultaneously placing an order to redeem the shares of the Existing Funds and an order to purchase shares of the Replacement Funds. These transactions will not count as transfers for purposes of any transfer charges or restrictions.

   All expenses incurred in connection with the proposed substitutions will be paid by the Insurance Companies. The Insurance Companies will send affected policy owners a confirmation notice within five business days after the substitution.

VLSUBSUPP 2/05